EA BRIDGEWAY AGGRESSIVE INVESTORS ETF Ticker Symbol: BAGX Listed on Cboe BZX Exchange, Inc	SUMMARY PROSPECTUS May 13, 2026 https://bridgewayetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 13, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://bridgewayetfs.com/bagx. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The EA Bridgeway Aggressive Investors ETF (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee*	0.73%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.73%
* Restated to reflect current fees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$75	$233	$406	$906
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended June 30, 2025, the portfolio turnover rate of the Predecessor Mutual Fund (as defined below) was 61% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in a portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, NYSE American, and Nasdaq. The Fund’s sub-adviser, Bridgeway Capital Management, LLC (the “Sub-Adviser”), selects stocks for the Fund using a statistical approach to identify stocks with a lower probability of price decline over the long term, though the stock price may be more volatile in the short-term. The Sub-Adviser generally selects companies to provide strong portfolio exposure to Quality (e.g., high profit margins and stable earnings), Value (e.g., low valuation multiples), and Sentiment (e.g., positive estimate revisions or price momentum) factors. The Fund may also use aggressive investment techniques such as:
•investing up to 10% of its total assets in a single company,
•investing in foreign companies (i.e., companies based in a country other than the United States or that derive a majority of their revenue from activities outside of the United States), and

•short-term trading (buying and selling the same security in less than a three month timeframe).
The Sub-Adviser’s investment process incorporates material environmental, social, and governance (“ESG”) information, when available, as a consideration in the ongoing assessment of potential portfolio securities. The Sub-Adviser uses ESG research and/or ratings information provided by third parties in performing this analysis and considering ESG risks. As with any consideration used in assessing portfolio securities, the Sub-Adviser may, at times, utilize ESG information to increase the weighting of an issuer with a good ESG record or decrease the weighting of an issuer with a poor ESG record. However, as ESG information is just one investment consideration, ESG considerations are not solely determinative in any investment decision made by the Sub-Adviser.
Although the Fund seeks investments across a number of sectors, from time to time the Fund may have significant positions in particular sectors.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Models and Data Risk. The Sub-Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Sub-Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
Small-Cap Company Risk. Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks because small-cap companies may have less management experience, limited financial resources, and minimal product diversification.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser and the portfolio managers and the skill of the Sub-Adviser and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Sub-Adviser or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Foreign Companies Risk. Returns on investments in foreign companies could be more volatile than, or trail the returns on, investments in U.S. companies. Investments in foreign companies are subject to special risks, including risks associated with foreign companies generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; and regulatory risks.
Environmental, Social, and Governance Investing Risk. The Fund’s incorporation of ESG considerations in its investment strategy may cause it to make different investments than a fund that has a similar investment style but does not incorporate such considerations in its strategy. As with the use of any considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
The Fund is the successor to the Aggressive Investors 1 Fund, a series of Bridgeway Funds, Inc., which operated as a mutual fund (the “Predecessor Mutual Fund”), as a result of the reorganization of the Predecessor Mutual Fund into the Fund, which is expected to take place on July 24, 2026. Accordingly, any performance information for periods prior to July 24, 2026 is that of the Predecessor Mutual Fund. The Fund’s net expense ratio is lower than that of the Predecessor Mutual Fund at the time of the Reorganization. As a result, the performance returns of the Fund for the periods shown would have been different than those of the Predecessor Mutual Fund.
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the performance of the Predecessor Mutual Fund for calendar years ended December 31. The table shows how the Predecessor Mutual Fund’s average annual returns for one-year, five-year, and ten-year periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://bridgewayetfs.com/ or by calling the Fund at (215) 330-4476.

Calendar Year Total Return as of December 31

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-50.00%
19.47%
18.44%
-22.44%
21.85%
14.35%
19.89%
-22.38%
23.12%
35.75%
18.13%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

For the year-to-date period ended March 31, 2026, the Fund’s total return was -2.31%.
During the period shown in the bar chart, the best performance for the Predecessor Mutual Fund for a quarter was 26.43% (for the quarter ended June 30, 2020). The lowest performance was -29.00% (for the quarter ended March 31, 2020).
Average Annual Total Returns
For the Period Ended December 31, 2025

EA Bridgeway Aggressive Investors ETF	One Year	Five Years	Ten Years
Return Before Taxes	18.13%	12.93%	10.88%
Return After Taxes on Distributions	13.55%	11.28%	9.72%
Return After Taxes on Distributions and Sale of Fund Shares	13.82%	10.12%	8.74%
Russell 3000® Index (Reflects No Deductions for Fees, Expenses, or Taxes)	17.15%	13.15%	14.29%
S&P 500® Index[1] (Reflects No Deductions for Fees, Expenses, or Taxes)	17.88%	14.42%	14.82%

[1] The Fund has selected the Russell 3000® Index, which represents the overall domestic equity market in which the Fund invests, as its primary benchmark, replacing the S&P 500® Index used by the Predecessor Mutual Fund.

After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Bridgeway Capital Management, LLC (the “Sub-Adviser”)

PORTFOLIO MANAGERS
The Fund is team-managed jointly and primarily by the investment management team of the Sub-Adviser, as follows:

Name	Title	Length of Service to Fund	Length of Service to Predecessor Mutual Fund
John Montgomery	Portfolio Manager	Since Inception	Since 1994
Elena Khoziaeva, CFA	Co-Chief Investment Officer, Portfolio Manager	Since Inception	Since 2005
Jacob Pozharny, PhD	Co-Chief Investment Officer, Portfolio Manager	Since Inception	Since 2024
Christine L. Wang, CFA, CPA	Portfolio Manager	Since Inception	Since 2024
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.